                                                                    Exhibit 10.2

                                 FIRST AMENDMENT


            FIRST AMENDMENT (this "Amendment"), dated as of June 13, 2003, among MOORE HOLDINGS U.S.A. INC., a Delaware corporation (the "Borrower"), MOORE WALLACE INCORPORATED (f/k/a Moore Corporation Limited), a corporation incorporated under the Canada Business Corporations Act (the "Canadian Parent"), the lenders party to the Credit Agreement referred to below (the "Lenders"), and CITICORP NORTH AMERICA, INC., as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.



                            W I T N E S S E T H :


            WHEREAS, the Borrower, the Canadian Parent, the Lenders, the Co-Documentation Agents, the Administrative Agent and the Syndication Agent are parties to a Credit Agreement, dated as of March 14, 2003 (as amended, modified, restated and/or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

            WHEREAS, the Borrower has requested, and the Lenders have agreed to, the amendments to the Credit Agreement as provided herein on the terms and conditions set forth herein;

            NOW, THEREFORE, it is agreed:

      1. Section 8.01(d) of the Credit Agreement is hereby amended by (a) deleting the words "Credit Parties" appearing in clause (i) thereof and inserting the words "Canadian Parent and its Subsidiaries" in lieu thereof, (b) deleting the word "and" appearing at the end of clause (ii) thereof and inserting a comma in lieu thereof and (c) deleting the period appearing at the end of clause (iii) thereof and inserting the following new clause (iv) at the end thereof:


            "and (iv) set forth (A) the calculations required to establish whether the Canadian Parent and its Subsidiaries were in compliance with the provisions of Section 8.21 at the end of such fiscal quarter or fiscal year, as the case may be, and (B) a description of each Interest Rate Protection Agreement maintained by the Canadian Parent and its Subsidiaries in respect of Balance Sheet Indebtedness at the end of such fiscal quarter or fiscal year, as the case may be (which description shall include the notional amount thereof, the principal terms (including the currency, financial terms and expiration date) related thereto and whether a Lender (or any affiliate thereof) is a party thereto)."

      2. Section 8 of the Credit Agreement is hereby further amended by inserting the following new Section 8.21 at the end thereof:

            "8.21 Fixed Rate Balance Sheet Indebtedness. The Canadian Parent and its Subsidiaries shall at all times cause the aggregate amount of Balance Sheet Indebtedness bearing interest at a fixed interest rate (including, without limitation, the aggregate notional amount all Interest Rate Protection Agreements which at such time have the effect of converting Balance Sheet Indebtedness bearing interest at a floating interest rate to Balance Sheet Indebtedness bearing interest at a fixed interest rate, but subtracting, in any event, the aggregate notional amount of all Interest Rate Protection Agreements then in effect which at such time have the effect of converting Balance Sheet Indebtedness bearing interest at a fixed interest rate to Balance Sheet Indebtedness bearing interest at a floating interest rate) to equal or exceed 25% of all Balance Sheet Indebtedness then outstanding."

      3. Section 9.04(vi) of the Credit Agreement is hereby amended by deleting the words "floating rate" appearing therein.

      4. Section 11.01 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

            "Balance Sheet Indebtedness" shall mean, at any time, the aggregate amount of Indebtedness (including, without limitation, the outstanding principal amount of all Loans, all Capitalized Lease Obligations and all purchase money Indebtedness) of the Canadian Parent and its Subsidiaries (determined on a consolidated basis) that would be reflected on a balance sheet prepared in accordance with GAAP.

      5. Section 13.07(a) of the Credit Agreement is hereby amended by inserting the text ", 8.21" immediately following the text "Sections 4" appearing in clause (i) of the proviso thereto.

      6. The Credit Agreement is hereby further amended by deleting Exhibit M thereto and inserting new Exhibit M in the form of Exhibit M attached hereto.

      7. This Amendment shall become effective on the date (the "First Amendment Effective Date") when the Canadian Parent, the Borrower, and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

      8. In order to induce the Lenders to enter into this Amendment, the Canadian Parent and the Borrower hereby represent and warrant that (i) no Default or Event of Default exists on the First Amendment Effective Date, both before and after giving effect to this Amendment and (ii) on the First Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

      9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to the Borrower and the Administrative Agent.

      10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      11. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

      12. This Amendment is limited as specified and shall not constitute a modification, acceptance or amendment of any other provision of the Credit Agreement or any other Credit Document.

                                      * * *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                       MOORE HOLDINGS U.S.A INC.



                                       By:/s/ John V. Laurie
                                          ------------------------------
                                          Name: John V. Laurie
                                          Title:Senior Vice President, Treasurer



                                       MOORE WALLACE INCORPORATED



                                       By:/s/ John V. Laurie
                                          ------------------------------
                                          Name: John V. Laurie
                                          Title:Senior Vice President, Treasurer

                                       CITICORP NORTH AMERICA, INC.,
                                       Individually and as Administrative
                                       Agent



                                       By:/s/ Robert Chen
                                          ------------------------------
                                          Name: Robert Chen
                                          Title: Vice President

                                       SIGNATURE PAGE TO THE FIRST AMENDMENT,
                                       DATED AS OF JUNE 13, 2003, TO THE
                                       CREDIT AGREEMENT, DATED AS OF MARCH
                                       14, 2003, AMONG MOORE HOLDINGS U.S.A.
                                       INC., A DELAWARE CORPORATION, MOORE
                                       WALLACE INCORPORATED (F/K/A MOORE
                                       CORPORATION LIMITED), A CORPORATION
                                       INCORPORATED UNDER THE CANADA BUSINESS
                                       CORPORATIONS ACT, THE VARIOUS LENDERS
                                       PARTY THERETO, BANK ONE, NA, FLEET
                                       NATIONAL BANK AND THE BANK OF NOVA
                                       SCOTIA, AS CO-DOCUMENTATION AGENTS,
                                       CITICORP NORTH AMERICA, INC., AS
                                       ADMINISTRATIVE AGENT, AND DEUTSCHE
                                       BANK SECURITIES INC., AS SYNDICATION
                                       AGENT

                                       NAME OF INSTITUTION:

                                       Deutsche Bank, Cayman Islands Branch
                                       -----------------------------------------


                                       By:   /s/ Susan LeFevre
                                             -----------------------------------
                                             Name: Susan LeFevre
                                             Title: Director



                                       NAME OF INSTITUTION:

                                       Blue Square Funding Series 3
                                       Deutsche Bank Trust Co. America
                                       FKA Bankers Trust Co.
                                       -----------------------------------------


                                       By:   /s/ Stephen Hessler
                                             -----------------------------------
                                             Name: Stephen Hessler
                                             Title: Vice President

                                       NAME OF INSTITUTION:

                                       Bank One, NA
                                       -----------------------------------------


                                       By:   /s/ Gregory A. Gilbert
                                             -----------------------------------
                                             Name: Gregory A. Gilbert
                                             Title: Director



                                       NAME OF INSTITUTION:

                                       American Express Certificate Company
                                       By: American Express Asset Management
                                       Group, Inc. as Collateral Manager
                                       -----------------------------------------


                                       By:   /s/ Yvonne E. Stevens
                                             -----------------------------------
                                             Name: Yvonee E. Stevens
                                             Title: Senior Managing Director



                                       NAME OF INSTITUTION:

                                       APEX (IDM) CDO I. LTD
                                       -----------------------------------------
                                       By: David L. Babson & Company Inc. as
                                       Collateral Manager



                                       By:   /s/
                                             -----------------------------------
                                             Name: John Stelwagon
                                             Title: Managing Director

                                       NAME OF INSTITUTION:

                                       BABSON CLO LTD. 2003-I
                                       -------------------------------
                                       By: David L. Babson & Company Inc. as
                                       Manager


                                       By:   /s/ John Stelwagon
                                             -----------------------------------
                                             Name: John Stelwagon
                                             Title: Managing Director



                                       NAME OF INSTITUTION:

                                       Bank of Ireland
                                       -----------------------------------------


                                       By:   /s/ G. Hannon
                                             -----------------------------------
                                             Name: G. Hannon
                                             Title: Authorized Signatory

                                       By:   /s/ M Maher
                                             -----------------------------------
                                             Name: M. Maher
                                             Title: Authorized Signatory



                                       NAME OF INSTITUTION:

                                       BILL & MELINDA GATES FOUNDATION
                                       -----------------------------------------
                                       By: David L. Babson & Company Inc. as
                                       Investment Adviser


                                       By:   /s/ John Stelwagon
                                             -----------------------------------
                                             Name: John Stelwagon
                                             Title: Managing Director

                                       NAME OF INSTITUTION:

                                       BNP Paribas (New York)
                                       -----------------------------------------


                                       By:   /s/ Henry Gaw
                                             -----------------------------------
                                             Name:Henry Gaw
                                             Title: Deputy Head

                                       By:   /s/ Christopher Perras
                                             -----------------------------------
                                            Name: Christopher Perras
                                            Title: Associate



                                       NAME OF INSTITUTION:

                                       Sankaty Advisors, LLC as Collateral
                                       Manager for Castle Hill I - INGOTS,
                                       Ltd., as Term Lender
                                       -----------------------------------------


                                       By:   /s/ Diane J.Exter
                                             -----------------------------------
                                             Name: Diane J. Exter
                                             Title: Managing Director
                                                      Portfolio Manager



                                       NAME OF INSTITUTION:

                                       Sankaty Advisors, LLC as Collateral
                                       Manager for Castle Hill II - INGOTS,
                                       Ltd., as Term Lender
                                       -----------------------------------------


                                       By:   /s/ Diane J. Exter
                                             -----------------------------------
                                             Name: Diane J. Exter
                                             Title: Managing Director
                                                      Portfolio Manager

                                       NAME OF INSTITUTION:

                                       Centurian CDO II, Ltd.
                                       -----------------------------------------
                                       By: American Express Asset Management
                                       Group, Inc. as Collateral Manager

                                       By:   /s/ Leanna Stavrakis
                                             -----------------------------------
                                             Name: Leanna Stavrakis
                                             Title: Director - Operations



                                       NAME OF INSTITUTION:

                                       Centurian CDO VI, Ltd.
                                       -----------------------------------------
                                       By: American Express Asset Management
                                       Group, Inc. as Collateral Manager

                                       By:   /s/ Leanna Stavrakis
                                             -----------------------------------
                                             Name: Leanna Stavrakis
                                             Title: Director - Operations



                                       NAME OF INSTITUTION:

                                       CIBC Inc., as a Lender
                                       -----------------------------------------


                                       By:   /s/ Gerald Girardi
                                             -----------------------------------
                                             Name: Gerald Girardi
                                             Title: Executive Director



                                       NAME OF INSTITUTION:

                                       Citibank, N.A.
                                       -----------------------------------------


                                       By:   /s/ James Nessel
                                             -----------------------------------
                                             Name: James Nessel
                                             Title: Director

                                       NAME OF INSTITUTION:

                                       CONSTANTINUS EATON VANCE CDO V, LTD.
                                       -----------------------------------------
                                       By: Eaton Vance Management as
                                       Investment Advisor


                                       By:   /s/ Scott H. Page
                                             -----------------------------------
                                             Name: Scott H. Page
                                             Title: Vice President



                                       NAME OF INSTITUTION:

                                       Denali Capital LLC, managing member of
                                       DC Funding Partners, portfolio manager
                                       for DENALI CAPITAL CLO II, LTD., or an
                                       affiliate
                                       -----------------------------------------


                                       By:   /s/ John P. Thacker
                                             -----------------------------------
                                             Name: John P. Thacker
                                             Title: Chief Credit Officer



                                       NAME OF INSTITUTION:

                                       EATON VANCE CDO III, LTD.
                                       -----------------------------------------
                                       By: Eaton Vance Management as
                                       Investment Advisor


                                       By:   /s/ Scott H. Page
                                             -----------------------------------
                                             Name: Scott H. Page
                                             Title: Vice President

                                       NAME OF INSTITUTION:

                                       EATON VANCE CDO IV, LTD.
                                       -----------------------------------------
                                       By: Eaton Vance Management as
                                       Investment Advisor


                                       By:   /s/ Scott H. Page
                                             -----------------------------------
                                             Name: Scott H. Page
                                             Title: Vice President



                                       NAME OF INSTITUTION:

                                       EATON VANCE INSTITUTIONAL SENIOR LOAN
                                       FUND
                                       -----------------------------------------
                                       By: Eaton Vance Management as
                                       Investment Advisor


                                       By:   /s/ Scott H. Page
                                             -----------------------------------
                                             Name: Scott H. Page
                                             Title: Vice President



                                       NAME OF INSTITUTION:

                                       EATON VANCE SENIOR INCOME
                                                                -
                                       TRUST
                                       -----------------------------------------
                                       By: Eaton Vance Management as
                                       Investment Advisor


                                       By:   /s/ Scott H. Page
                                             -----------------------------------
                                             Name: Scott H. Page
                                             Title: Vice President

                                       NAME OF INSTITUTION:

                                       EATON VANCE VT FLOATING-RATE INCOME
                                       FUND
                                       -----------------------------------------
                                       By: Eaton Vance Management as
                                       Investment Advisor


                                       By:   /s/ Scott H. Page
                                             -----------------------------------
                                             Name: Scott H. Page
                                             Title: Vice President



                                       NAME OF INSTITUTION:

                                       ELC (CAYMAN)
                                       LTD.
                                       -----------------------------------------
                                       By: David L. Babson & Company Inc. as
                                       Collateral Manager


                                       By:   /s/ John Stelwagon
                                             -----------------------------------
                                             Name: John Stelwagon
                                             Title: Managing Director



                                       NAME OF INSTITUTION:

                                       ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                       -----------------------------------------
                                       By: David L. Babson & Company Inc. as
                                       Collateral Manager


                                       By:   /s/ John Stelwagon
                                             -----------------------------------
                                             Name: John Stelwagon
                                             Title: Managing Director

                                       NAME OF INSTITUTION:

                                       ELC (CAYMAN) LTD.1999-III
                                       -----------------------------------------
                                       By: David L. Babson & Company Inc. as
                                       Collateral Manager


                                       By:   /s/ John Stelwagon
                                             -----------------------------------
                                             Name: John Stelwagon
                                             Title: Managing Director



                                       NAME OF INSTITUTION:

                                       ELC (CAYMAN) LTD.2000-I
                                       -----------------------------------------
                                       By: David L. Babson & Company Inc. as
                                       Collateral Manager


                                       By:   /s/ John Stelwagon
                                             -----------------------------------
                                             Name: John Stelwagon
                                             Title: Managing Director



                                       NAME OF INSTITUTION:

                                      FRANKLIN CLO II, Ltd.
                                       -----------------------------------------


                                       By:   /s/ Richard Hsu
                                             -----------------------------------
                                             Name: Richard Hsu
                                             Title: Vice President


                                       NAME OF INSTITUTION:

                                       FRANKLIN CLO III, Ltd.
                                       -----------------------------------------


                                       By:   /s/ Richard Hsu
                                             -----------------------------------
                                             Name: Richard Hsu
                                             Title: Vice President

                                       NAME OF INSTITUTION:

                                       FRANKLIN CLO IV, Ltd.
                                       -----------------------------------------


                                       By:   /s/ Richard Hsu
                                             -----------------------------------
                                             Name: Richard Hsu
                                             Title: Vice President



                                       NAME OF INSTITUTION:

                                       FRANKLIN FLOATING RATE MASTER
                                       SERIES
                                       -----------------------------------------


                                       By:   /s/ Richard Hsu
                                             -----------------------------------
                                             Name: Richard Hsu
                                             Title: Vice President



                                       NAME OF INSTITUTION:

                                       FRANKLIN FLOATING RATE TRUST



                                       By:/s/ Richard Hsu
                                             -----------------------------------
                                             Name: Richard Hsu
                                             Title: Vice President



                                       NAME OF INSTITUTION:

                                       Gallatin Funding I Ltd.
                                       -----------------------------------------
                                       By: Bear Stearns Asset Management Inc.
                                       as its Collateral Manager

                                       By:   /s/ Niall Rosenzweig
                                             -----------------------------------
                                             Name: Niall Rosenzweig
                                             Title: Associate Director

                                       NAME OF INSTITUTION:

                                       General Electric Capital Corporation
                                       -----------------------------------------


                                       By:   /s/ Robert M. Kadlick
                                             -----------------------------------
                                             Name: Robert M. Kadlick
                                             Title: Duly Authorized Signatory



                                       NAME OF INSTITUTION:

                                       GLENEAGLES TRADING LLC
                                       -----------------------------------------


                                       By:   /s/ Ann E. Morris
                                             -----------------------------------
                                             Name: Ann E. Morris
                                             Title: Asst. Vice President



                                       NAME OF INSTITUTION:

                                       GRAYSON & CO
                                       -----------------------------------------
                                       By: Boston Management and Research
                                       as Investment Advisor

                                       By:   /s/ Scott H. Page
                                             -----------------------------------
                                             Name: Scott H. Page
                                             Title: Vice President

                                       NAME OF INSTITUTION:

                                       Sankaty Advisors, LLC as Collateral
                                       Manager for Great Point CLO 1999-1
                                       Ltd., as Term Lender
                                       -----------------------------------------


                                       By:   /s/ Diane J. Exter
                                             -----------------------------------
                                             Name: Diane J. Exter
                                             Title: Managing Director
                                                      Portfolio Manager



                                       NAME OF INSTITUTION:

                                       GSC PARTNERS GENINI FUNDLIMITED
                                       -----------------------------------------
                                       By: GSCP (NJ), L.P., as Collateral
                                       Monitor
                                       By: GSCP (NJ), INC., its General
                                       Partner

                                       By:   /s/ Danny Siegal
                                             -----------------------------------
                                             Name: Danny Siegal
                                             Title: Senior Vice President



                                       NAME OF INSTITUTION:

                                       Gulf Stream - Compass CLO 2002-I, Ltd.
                                       -----------------------------------------
                                       By: Gulf Stream Asset Management, LLC


                                       By:   /s/ Barry K. Love
                                             -----------------------------------
                                             Name: Barry K. Love
                                             Title: Chief Credit Officer

                                       NAME OF INSTITUTION:

                                       HARBOR TOWN FUNDING LLC
                                       -----------------------------------------


                                       By:   /s/ Ann E. Morris
                                             -----------------------------------
                                             Name: Ann E. Morris
                                             Title: Asst. Vice President



                                       NAME OF INSTITUTION:

                                       Harch CLO I, Ltd.
                                       -----------------------------------------


                                       By:   /s/ Michael E. Lewitt
                                             -----------------------------------
                                             Name: Michael E. Lewitt
                                             Title: Authorized Signatory



                                       NAME OF INSTITUTION:

                                       IDS Life Insurance Company
                                       -----------------------------------------
                                       By: American Express Asset Management
                                       Group, Inc. as Collateral Manager

                                       By:   /s/ Yvonne E. Stevens
                                             -----------------------------------
                                             Name: Yvonne E. Stevens
                                             Title: Senior Managing Director



                                       NAME OF INSTITUTION:

                                       INDOSUEZ CAPITAL FUNDING VI LIMITED
                                       -----------------------------------------
                                       By: Indosuez Capital as Collateral
                                       Manager


                                       By:   /s/ Paul O. Travers
                                             -----------------------------------
                                             Name: Paul O. Travers
                                             Title: Managing Director

                                       NAME OF INSTITUTION:

                                       JUPITER LOAN FUNDING LLC
                                       -----------------------------------------


                                       By:   /s/ Ann E. Morris
                                             -----------------------------------
                                             Name: Ann E. Morris
                                             Title: Asst. Vice President



                                       NAME OF INSTITUTION:

                                       KZH CYPRESSTREE-1 LLC
                                       -----------------------------------------


                                       By:   /s/ Joyce Fraser-Bryant
                                             -----------------------------------
                                             Name: Joyce Fraser-Bryant
                                             Title: Authorized Agent



                                       NAME OF INSTITUTION:

                                       KZH HIGHLAND-2 LLC
                                       -----------------------------------------


                                       By:   /s/ Joyce Fraser-Bryant
                                             -----------------------------------
                                             Name: Joyce Fraser Bryant
                                             Title: Authorized Agent



                                       NAME OF INSTITUTION:

                                       KZH STERLING LLC
                                       -----------------------------------------


                                       By:   /s/ Joyce Fraser-Bryant
                                             -----------------------------------
                                             Name: Joyce Fraser Bryant
                                             Title: Authorized Agent

                                       NAME OF INSTITUTION:

                                       LASALLE BANK, N.A.
                                       -----------------------------------------


                                       By:   /s/ Aaron L. Markos
                                             -----------------------------------
                                             Name: Aaron L. Markos
                                             Title: Assistant Vice President



                                       NAME OF INSTITUTION:

                                       Madison Avenue CDO III, Ltd.
                                       -----------------------------------------
                                       By: Metropolitan Life Insurance
                                       Company,
                                       as Collateral Manager


                                       By:   /s/ James A. Wiviott
                                             -----------------------------------
                                             Name: James A. Wiviott
                                             Title: Director



                                       NAME OF INSTITUTION:

                                       Madison Avenue CDO IV, Ltd.
                                       -----------------------------------------
                                       By: Metropolitan Life Insurance
                                       Company,
                                       as Collateral Manager


                                       By:   /s/ James A. Wiviott
                                             -----------------------------------
                                             Name: James A. Wiviott
                                             Title: Director

                                       NAME OF INSTITUTION:

                                       MAPLEWOOD (CAYMAN LIMITED)
                                       ---------------------------------
                                       By: David L. Babson & Company Inc.
                                       under delegated authority from
                                       Massachusetts Mutual Life Insurance
                                       Company as Investment Manager


                                       By:   /s/ John Stelwagon
                                             -----------------------------------
                                             Name: John Stelwagon
                                             Title: Managing Director



                                       NAME OF INSTITUTION:

                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY
                                       -----------------------------------------
                                       By: David L. Babson & Company Inc. as
                                       Investment Adviser


                                       By:   /s/ John Stelwagon
                                             -----------------------------------
                                             Name: John Stelwagon
                                             Title: Managing Director



                                       NAME OF INSTITUTION:

                                       Metropolitan Life Insurance Company
                                       -----------------------------------------


                                       By:   /s/ James A. Wiviott
                                             -----------------------------------
                                             Name: James A. Wiviott
                                             Title: Director

                                       NAME OF INSTITUTION:

                                       MORGAN STANLEY SENIOR FUNDING
                                       -----------------------------------------


                                       By:   /s/ Todd Vannucci
                                             -----------------------------------
                                             Name: Todd Vannucci
                                             Title: Vice President



                                       NAME OF INSTITUTION:

                                       NATIONWIDE MUTUAL INSURANCE COMPANY
                                       -----------------------------------------


                                       By:   /s/ Joseph P. Young
                                             -----------------------------------
                                             Name: Joseph P. Young
                                             Title: Associate Vice President



                                       NAME OF INSTITUTION:

                                       NATIONWIDE MUTUAL INSURANCE COMPANY
                                       -----------------------------------------
                                       (Sep. Acct. B/Retirement)


                                       By:   /s/ Joseph P. Young
                                             -----------------------------------
                                             Name: Joseph P. Young
                                             Title: Associate Vice President

                                       NAME OF INSTITUTION:

                                       OXFORD STRATEGIC INCOME FUND
                                       -----------------------------------------
                                       By: Eaton Vance Management as
                                       Investment Advisor


                                       By:   /s/ Scott H. Page
                                             -----------------------------------
                                             Name: Scott H. Page
                                             Title: Vice President



                                       NAME OF INSTITUTION:

                                       PINEHURST TRADING, INC.
                                       -----------------------------------------


                                       By:   /s/ Ann E. Morris
                                             -----------------------------------
                                             Name: Ann E. Morris
                                             Title: Asst. Vice President



                                       NAME OF INSTITUTION:

                                       Sankaty Advisors, LLC as Collateral
                                       Manager for Race Point CLO, Limited,
                                       as Term
                                       Lender
                                       -----------------------------------------


                                       By:   /s/ Diane J. Exter
                                             -----------------------------------
                                             Name: Diane J. Exter
                                             Title: Managing Director
                                                      Portfolio Manager

                                       NAME OF INSTITUTION:

                                       Sankaty Advisors, LLC as Collateral
                                       Manager for Race Point II CLO,
                                       Limited, as Term Lender
                                       -----------------------------------------


                                       By:   /s/ Diane J. Exter
                                             -----------------------------------
                                             Name: Diane J. Exter
                                             Title: Managing Director
                                                      Portfolio Manager



                                       NAME OF INSTITUTION:

                                       RESTORATION FUNDING CLO, LTD.
                                       ----------------------------------
                                       By: Highland Capital Management, L.P.
                                       as Collateral Manager


                                       By:   /s/ Mark Okada
                                             -----------------------------------
                                             Name: Mark Okada
                                             Title: Chief Investment Officer
                                                     Highland Capital
                                                     Management, L.P.



                                       NAME OF INSTITUTION:

                                       RIVIERA FUNDING LLC
                                       -----------------------------------------


                                       By:   /s/ Ann E. Morris
                                             -----------------------------------
                                             Name: Ann E. Morris
                                             Title: Asst. Vice President

                                       NAME OF INSTITUTION:

                                       RMF LOANS LIMITED
                                       -----------------------------------------
                                       By: Highland Capital Management, L.P.
                                       as Collateral Manager


                                       By:   /s/ Mark Okada
                                             -----------------------------------
                                             Name: Mark Okada
                                             Title: Chief Investment Officer
                                                     Highland Capital
                                       Management, L.P.



                                       NAME OF INSTITUTION:

                                       Sankaty High Yield Partners III,L.P.
                                       -----------------------------------------


                                       By:   /s/ Diane J. Exter
                                             -----------------------------------
                                             Name: Diane J. Exter
                                             Title: Managing Director
                                                      Portfolio Manager



                                       NAME OF INSTITUTION:

                                       SCOTTSDALE INSURANCE
                                       -----------------------------------------


                                       By:   /s/ Joseph P. Young
                                             -----------------------------------
                                             Name: Joseph P. Young
                                             Title: Associate Vice President

                                       NAME OF INSTITUTION:

                                       SENIOR DEBT PORTFOLIO
                                       -----------------------------------------
                                       By: Boston Management and Research
                                       as Investment Advisor

                                       By:   /s/ Scott H. Page
                                             -----------------------------------
                                             Name: Scott H. Page
                                             Title: Vice President



                                       NAME OF INSTITUTION:

                                       Sequils - Centurion V. Ltd.
                                       -----------------------------------------
                                       By: American Express Asset Management
                                       Group, Inc. as Collateral Manager

                                       By:   /s/ Leanna Stavrakis
                                             -----------------------------------
                                             Name: Leanna Stavrakis
                                             Title: Director - Operations


                                       NAME OF INSTITUTION:

                                       Sierra CLO I. Ltd.
                                       -----------------------------------------


                                       By:   /s/ John M.
                                             -----------------------------------
                                             Name: John M.
                                             Title: Chief Operating-Officer
                                                      Central Pacific LLP
                                                      (Manager)



                                       NAME OF INSTITUTION:

                                       STANWICH LOAN FUNDING LLC
                                       -----------------------------------------


                                       By:   /s/ Ann E. Morris
                                             -----------------------------------
                                             Name: Ann E. Morris
                                             Title: Asst. Vice President

                                       NAME OF INSTITUTION:

                                       SUFFIELD CLO, LIMITED
                                       -----------------------------------------
                                       By: David L. Babson & Company Inc. as
                                       Collateral Manager


                                       By:   /s/ John Stelwagon
                                             -----------------------------------
                                             Name: John Stelwagon
                                             Title: Managing Director



                                       NAME OF INSTITUTION:

                                       TORONTO DOMINION (NEW YORK), INC.
                                       -----------------------------------------


                                       By:   /s/ Gwen Zirkle
                                             -----------------------------------
                                             Name: Gwen Zirkle
                                             Title: Vice President



                                       NAME OF INSTITUTION:

                                       Trumbull THC, Ltd.
                                       -----------------------------------------


                                       By:   /s/ Gwen Zirkle
                                             -----------------------------------
                                             Name: Gwen Zirkle
                                             Title: Vice President

                                       NAME OF INSTITUTION:

                                       TYRON CLO LTD., 2001-I
                                       -----------------------------------------
                                       By: David L. Babson & Company Inc. as
                                       Collateral Manager


                                       By:   /s/ John Stelwagon
                                             -----------------------------------
                                             Name: John Stelwagon
                                             Title: Managing Director



                                       NAME OF INSTITUTION:

                                       Wachovia Bank, National Association


                                       By:   /s/ Allison Page Newman
                                             -----------------------------------
                                             Name: Allison Page Newman
                                             Title: Assistant Vice President



                                       NAME OF INSTITUTION:

                                       WINGED FOOT FUNDING TRUST
                                       -----------------------------------------


                                       By:    /s/ Ann E. Morris
                                             -----------------------------------
                                              Name: Ann E. Morris
                                              Title: Asst. Vice President

                                                                       EXHIBIT M



                             COMPLIANCE CERTIFICATE


            This Compliance Certificate is delivered to you pursuant to Section 8.01(d) of the Credit Agreement, dated as of March 14, 2003 (as amended, modified, restated and/or supplemented from time to time, the "Credit Agreement"), among Moore Wallace Incorporated (f/k/a Moore Corporation Limited) (the "Canadian Parent"), Moore Holdings U.S.A. Inc. (the "Borrower"), the lenders from time to time party thereto, Bank One, NA, Fleet National Bank and The Bank of Nova Scotia, as Co-Documentation Agents, Citicorp North America, Inc., as Administrative Agent, and Deutsche Bank Securities Inc., as Syndication Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

            1. I am the duly elected, qualified and acting [Chief Financial Officer] [Treasurer] [Other Financial Officer] of the Canadian Parent.

            2. I have reviewed and am familiar with the contents of this Compliance Certificate. I am providing this Compliance Certificate solely in my capacity as an officer of the Canadian Parent. The matters set forth herein are true to the best of my knowledge after due inquiry.

            3. I have reviewed the terms of the Credit Agreement and the other Credit Documents and have made or caused to be made under my supervision a review in reasonable detail of the transactions and condition of the Canadian Parent and its Subsidiaries during the accounting period covered by the financial statements attached hereto as ANNEX 1 (the "Financial Statements"). Such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence after due inquiry, as of the date of this Compliance Certificate, of any condition or event which constitutes a Default or an Event of Default[, except as set forth below].

            4. Attached hereto as ANNEX 2 are the computations showing (in reasonable detail) compliance with the covenants specified therein.

            5. Attached hereto as ANNEX 3 is the information required by Section 8.01(d)(iii) of the Credit Agreement as of the date of this Compliance Certificate.

            6. Attached hereto as ANNEX 4 are the computations showing (in reasonable detail) compliance with Section 8.21 of the Credit Agreement and the information required by Section 8.01(d)(iv) of the Credit Agreement as of the date of this Compliance Certificate.

            7. Attached hereto as ANNEX 5 is the information required to establish compliance with the respective subsections of Section 4.02 for the relevant periods.

                                                                       Exhibit M
                                                                          Page 2


            IN WITNESS WHEREOF, I have executed this Compliance Certificate this __ day of _______, 200_.

                                    MOORE WALLACE INCORPORATED


                                    By____________________________
                                        Name:
                                        Title:

                                                                         ANNEX 1
                                                                              to
                                                                       EXHIBIT M



                      [Financial Statements to be enclosed]

                                                                         ANNEX 2
                                                                              to
                                                                       EXHIBIT M



The information described herein is as of _________, ____(1) (the "Computation Date") and, except as otherwise indicated below, pertains to the period from January __, 200_ to the Computation Date (the "Relevant Period").

                                             PERIOD OR DATE OF
    NEGATIVE AND FINANCIAL COVENANTS          DETERMINATION             AMOUNT
    --------------------------------          -------------             ------
    A. Asset Sales, etc. (Section
       9.02)
       1. Section 9.02(x)(5)
         a. Fair Market Value of all   Aggregate amount after the       $_________
            assets transferred        Effective Date
            pursuant to Section
            9.02(x)(5)
         b. Principal amount of all    Aggregate amount after the       $_________
            loans and advances made   Effective Date
            pursuant to Section
            9.05(v)(B)(z)
            (determined without
            regard to any
            write-downs or
            write-offs thereof, but
            net of any cash
            repayments of principal
            received in respect
            thereof)
         c. Amount of cash equity      Aggregate amount after the       $_________
            contributions made        Effective Date
            pursuant to Section
            9.05(xiv)(z) (net of any
            cash repayments received
            in respect thereof)
         d. Sum of lines a, b and c                                     $_________


         e. Limit under Section
            9.02(x)(5)                                                  $200,000,000

       2. Section 9.02(xiii)(B)        Aggregate Net Sale Proceeds
                                      received during the Relevant
                                      Period
    B. Dividends (Section 9.03)
       1.  Section 9.03(ii)            Aggregate amount of cash         $________
                                      expended during the Relevant
                                      Period
    C. Indebtedness (Section 9.04)
       1. Section 9.04(ii)             Amount outstanding on            $________
                                      Computation Date
       2. Section 9.04(iii)            Amount outstanding on            $________
                                      Computation Date
       3. Section 9.04(iii)(x)         Amount specified in item 2       $________
                                      above that is outstanding
                                      under 9.04(iii)(x) on the
                                      Computation Date

--------

1 Insert the last day of the respective fiscal quarter or year covered by the financial statements which are required to be accompanied by this Compliance Certificate.

                                                                         Annex 2
                                                                    to Exhibit M
                                                                          Page 2

                                             PERIOD OR DATE OF
    NEGATIVE AND FINANCIAL COVENANTS          DETERMINATION             AMOUNT
    --------------------------------          -------------             ------
       4. Section 9.04(vii)            Amount outstanding on            $________
                                      Computation Date
       5. Section 9.04(ix)             Amount outstanding on            $________
                                      Computation Date
       6. Section 9.04(xv)             Amount outstanding on            $________
                                      Computation Date
    D. Investments (Section 9.05)
       1. Section 9.05(v)(z)           See Section A.1 above
       2. Section 9.05(vii)-Available
          Basket
         Amount
         a. Initial Available Basket
            Amount                                                      $100,000,000
         b. Consolidated Cumulative    Amount on Computation Date       $________
            25% Net Income Amount(2)
         c. Investments made or        Amount made after the            $________
            deemed made pursuant to   Effective Date
            9.05(vii)
         d. Capital Expenditures       Amount made after the            $________
            made pursuant to Section  Effective Date
            9.07(f)
         e. Any increase to the        Amount of increases after        $________
            Available Basket Amount   the Effective Date
            in accordance with
            Section 9.05(vii)
         f. Line a plus line b minus                                    $________
                   ----        -----
            line c minus line d plus
                   -----        ----
            line e
       3. Section 9.05(xiv)(z)         See Section A.1 above


    E. Financial Covenants
       1. Capital Expenditures
         (Section 9.07)
         a. Section 9.07(a)
            (i) Capital Expenditures   Amount made in the fiscal        $________
                made pursuant to      quarter of the Canadian
                Section 9.04(a)       Parent ending on the
                                      Computation Date
            (ii)Consolidated Net       Amount in the fiscal Quarter     $________
                Sales                 of the Canadian Parent ending
                                      on the Computation Date
            [(iii) Capital             Amount made in the Relevant      $________
                Expenditures made     Period
                pursuant to Section
                9.07(a)
            (iv)Consolidated Net       Amount made in the Relevant      $_______]3
                Sales for the         Period
                Relevant Period

--------

2 Attached hereto in reasonable detail are the calculations required to arrive at Consolidated Cumulative 25% Net Income.

                                                                         Annex 2
                                                                    to Exhibit M
                                                                          Page 3

                                             PERIOD OR DATE OF
    NEGATIVE AND FINANCIAL COVENANTS          DETERMINATION             AMOUNT
    --------------------------------          -------------             ------
         b. Section 9.07(b)
            (i) The lesser of (x)      The immediately preceding        $________
            the unused amount of      fiscal year of the Canadian
            Capital   Expenditures    Parent (in the case of each
            permitted pursuant to     of clauses (x) and (y))
            clause (i) or   clause
            (ii), as the case may
            be, of the first
            sentence of Section
            9.07(a) and (y) 40% of
            the Annual Permitted
            CapEx Amount
            (ii) Capital               Amount made in Relevant          $________
            Expenditures    made      Period
            pursuant to Section
            9.07(b)
            (iii) Line (i) minus                                        $________
            line (ii)
         c. Section 9.07(d)            Amount made during Relevant      $________
                                      Period
         d. Section 9.07(e)            Amount made during Relevant      $________
                                      Period
       2. Consolidated Interest                                         $________
         Coverage Ratio (Section
         9.08)
         a. Consolidated EBITDA(4)     Test Period (as defined in       $________
                                      the Credit Agreement) ended
                                      on the Computation Date
         b. Consolidated Interest      Test Period ended on the         $________
            Expense(5)                Computation Date
         c. Ratio of line a to line b                                    ____:1.00
         d. Maximum Level permitted                                      ____:1.00
            pursuant to Section 9.08
       3. Total Leverage Ratio
         (Section 9.09)
         a. Consolidated Debt(6)       As at the Computation Date       $________
         b. Consolidated EBITDA        Test Period ended on the         $________
                                      Computation Date
         c. Ratio of line a to line b                                    ____:1.00
         d. Maximum Level permitted                                      ____:1.00
            pursuant to Section 9.09

--------
(. . . continued)

3 Not required in the case of a compliance certificate delivered with quarterly financial statements.

4 Attach hereto in reasonable detail are the calculations required to arrive at Consolidated EBITDA.

5 Attached hereto in reasonable detail are the calculations required to arrive at Consolidated Interest Expense.

6 Attach hereto in reasonable detail are the calculations required to arrive at Consolidated Debt.

                                                                         Annex 2
                                                                    to Exhibit M
                                                                          Page 4

                                             PERIOD OR DATE OF
    NEGATIVE AND FINANCIAL COVENANTS          DETERMINATION             AMOUNT
    --------------------------------          -------------             ------
       4. Senior Leverage Ratio
         (Section 9.09)


         a. Consolidated Senior        As at the Computation Date       $________
            Debt(7) as at the
            Computation Date
         b. Consolidated EBITDA        Test Period ended on the         $________
                                      Computation Date
         c. Ratio of line a to line b                                    ____: 1.00
         d. Maximum Level permitted
            pursuant to Section 9.09                                     ____: 1.00
       5. Senior Secured Leverage
         Ratio (Section 9.09)
         a. Consolidated Senior        As at the Computation Date       $________
            Secured Debt(8)
         b. Consolidated EBITDA        Test Period ended on the         $________
                                      Computation Date
         c. Ratio of line a to line b                                    ____: 1.00
         d. Level required pursuant
            to Section 9.09                                              ____: 1.00

--------

7 Attach hereto in reasonable detail are the calculations required to arrive at Consolidated Senior Debt.

8 Attach hereto in reasonable detail are the calculations required to arrive at Consolidated Senior Secured Debt.

                                                                         ANNEX 3
                                                                              to
                                                                       EXHIBIT M



      1. It is hereby certified that no changes are required to be made to
Schedule VIII or Schedule X of the Credit Agreement, any of Annexes C, F, H through K, inclusive, of the U.S. Security Agreement or Annexes A through F, inclusive, of the U.S. Pledge Agreement, or any equivalent schedules or annexes to any Canadian Security Agreement, Foreign Pledge Agreement or Additional Security Document, in each case so as to make the information set forth therein accurate and complete as of date of this Certificate[, except as specially set forth below:

      ------

      ------

      ------

      All actions required to be taken by the Credit Agreement and the Security Documents as a result of the changes described above have been taken, and the Collateral Agent has, for the benefit of the Secured Creditors, a first priority perfected security interest in all Collateral pursuant to the various Security Documents to the extent required by the terms thereof].(1)

--------
1 The bracketed language must be inserted if there have been any changes to the information, as contemplated by Section 8.01(d)(ii) of the Credit Agreement.

                                                                         ANNEX 4
                                                                              to
                                                                       EXHIBIT M


   1. The information described herein is as of _________, ____(1) (the "Computation Date").

     A. Section 8.21                                             Amount

        (i)    Balance Sheet Indebtedness on the                 $_______
               Computation Date.
        (ii)   Minimum amount of Balance                         $_______
               Sheet Indebtedness required to be
               bearing interest at a fixed
               interest rate pursuant to (and
               calculated in accordance with)
               Section 8.21 on the Computation
               Date (i.e., 25% of the preceding
               clause (i)).
        (iii)  Amount of Balance Sheet                           $_______
               Indebtedness bearing interest at a
               fixed interest rate on the
               Computation Date (calculated in
               accordance with Section 8.21).

     2. Set forth below is a description of each Interest Rate Protection Agreement maintained by the Canadian Parent and its Subsidiaries on the Computation Date (which description shall include the notional amount thereof, the principal terms (including the currency, financial terms and expiration date) related thereto and whether a Lender (or any affiliate thereof) is a party thereto):

        --------------------------------

        --------------------------------

        --------------------------------

--------

1 Insert the last day of the respective fiscal quarter or year covered by the financial statements which are required to be accompanied by this Compliance Certificate.

                                                                         ANNEX 5
                                                                              to
                                                                       EXHIBIT M



      1. [During the Relevant Period, neither the Canadian Parent nor any of its Subsidiaries has received any Net Sale Proceeds which would require mandatory repayment pursuant to Section 4.02(c) of the Credit Agreement.] [During the Relevant Period, neither the Canadian Parent nor any of its Subsidiaries has made any Asset Sale.](1)

      2. [During the Relevant Period, neither the Canadian Parent nor any of its Subsidiaries has received any Net Cash Proceeds which would require a mandatory repayment pursuant to Section 4.02(d) of the Credit Agreement.](2)

      3. [During the Relevant Period, neither the Canadian Parent nor any of its Subsidiaries has received any Net Cash Proceeds which would require a mandatory repayment pursuant to Section 4.02(e) of the Credit Agreement.](3)

      4. [During the Relevant Period, neither the Canadian Parent nor any of its Subsidiaries has received any Net Recovery Event Proceeds.](4)

      5.    [For the Relevant Period, [the Excess Cash Flow is
$_____________] [there is no Excess Cash Flow].](5)

--------

1 If the Canadian Parent or any of its Subsidiaries has received Net Sale Proceeds during the Relevant Period, the dates and amounts should be specifically described, together with the dates and amounts of all required mandatory repayments pursuant to Section 4.02(c) of the Credit Agreement, together with a certification that all such required repayments have been made.

2 If the Canadian Parent or any of its Subsidiaries has received such Net Cash Proceeds during the Relevant Period that are required to be mandatorily prepared pursuant to Section 4.02(d), the certificate should describe the amounts and dates of the receipt thereof, as well as the amounts and dates of such required mandatory repayments, together with the certification that such payments have in fact been made.

3 If the Canadian Parent or any of its Subsidiaries has received Net Cash Proceeds during the Relevant Period that are required to be mandatorily prepared pursuant to Section 4.01(e), the certificate should describe the amounts and dates of the receipt thereof, as well as the amounts and dates of such required mandatory repayments, together with the certification that such payments have in fact been made.

4 If the Canadian Parent or its respective Subsidiary has received any Net Recovery Event Proceeds during the Relevant Period, the certificate should describe same and state the date of each receipt thereof and the amount of Net Recovery Event Proceeds received on each such date, together with sufficient information as to mandatory repayments and/or reinvestments thereof to determine compliance with Section 4.02(f) of the Credit Agreement, together with a statement that the Borrower is in compliance with the requirements of said Section 4.02(f).

5 This certification is only required in the case of a compliance certificate delivered with annual financial statements. The certificate should describe in reasonable detail the calculations necessary to determine the amount of Excess Cash Flow for the Relevant Period as well as the amount and dates of the required mandatory repayments pursuant to Section 4.02(g) of the Credit Agreement, together with the certification that the required mandatory repayments have been (or will be made) on the Excess Cash Flow Payment Date.